UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) : April 15, 2003


                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           INDIANA                      333-65080                94-2786905
--------------------------------     ----------------        ------------------
(State or other jurisdiction of   (Commission file Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


829 AXP FINANCIAL CENTER, MINNEAPOLIS, MINNESOTA                   55474
------------------------------------------------                   -----
    (Address of principal executive offices)                     (Zip Code)


       (Registrant's telephone number, including area code) (612) 671-3131
                                                            --------------
             (Former name or address, if changed since last report)

Item 5.  Other Information

On April 15, 2003 American Enterprise Life Insurance Company (the "Company"), a wholly owned subsidiary of IDS Life Insurance Company, appointed Jeryl A. Millner, Vice President and Controller. Ms. Millner will act as the Company's Principal Accounting Officer. Ms. Millner is new to the Company and brings to this position 20 years of prior insurance and annuity financial management experience. She succeeds Philip C. Wentzel, who was recently appointed Vice
President, Business Planning & Analysis for American Express Financial Corporation, IDS Life Insurance Company's parent. On April 17, 2003 John T. Sweeney was appointed Vice President-Finance for the Company. Mr. Sweeney has been with American Express Financial Corporation for over 29 years and for the last two years has served as Executive Vice President-Finance for IDS Life Insurance Company. Mr. Sweeney will act as the Company's Principal and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                            AMERICAN ENTERPRISE LIFE INSURANCE COMPANY



BY                                /s/ Carol A. Holten
                                  ------------------------
NAME AND TITLE                        Carol A. Holten
                                      President and Chief Executive Officer

DATE                                  April 17, 2003